UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Earliest Event Reported:  January 16, 2016

General Moly, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32986	91-0232000
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

1726 Cole Blvd., Suite 115
Lakewood, CO 80401
(Address of principal executive offices, including zip code)

(303) 928-8599
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendments to Employment Agreement with Bruce D. Hansen

On January 16, 2016, General Moly, Inc. (the “Company”) and Bruce D. Hansen, the Company’s Chief Executive Officer, entered into a Second Amendment (the “Second Hansen Amendment”) to the Amended and Restated Employment Agreement dated as of January 1, 2012, as amended by Amendment No. 1 dated as of September 6, 2013.  Pursuant to the Second Hansen Amendment, the term of Mr. Hansen’s employment will extend for a period of twelve (12) months, which term will automatically renew for a successive twelve (12) month term on each annual anniversary of the January 1, 2016 effective date, unless the Company provides 90 days’ notice of non-renewal.  In the event the Company terminates Mr. Hansen’s employment upon non-renewal or without cause, or Mr. Hansen terminates his employment for “good reason,” independent of a “change of control” (in each case as previously defined in Mr. Hansen’s employment agreement), Mr. Hansen would be entitled to any base salary earned but not yet paid and a severance payment in an amount equal to six (6) months of his annual base salary.  If a “change of control” occurs and the Company (or its successor) terminates the employment of Mr. Hansen without cause during the one-year period following the close of the change of control event (a double-trigger arrangement) or Mr. Hansen terminates his employment for “good reason,” Mr. Hansen would be entitled to receive a payment equal to two (2) years of annual base salary.

Effective January 16, 2016, the Company and Mr. Hansen entered into a Third Amendment to the Amended and Restated Employment Agreement (the “Third Hansen Amendment”).  Pursuant to the Third Hansen Amendment, any severance payments to Mr. Hansen will be determined by applying his base salary immediately preceding the implementation of the salary reduction described under “Reductions in Cash Compensation” below, and such salary reduction is excluded from the definition of “good reason” set forth in Mr. Hansen’s employment agreement.

Copies of the Second Hansen Amendment and the Third Hansen Amendment attached hereto as Exhibits 10.1 and 10.2, respectively.

Amendments to Employment Agreement with Robert I. Pennington

On January 16, 2016, the Company and Robert I. Pennington, the Company’s Chief Operating Officer, entered into a Second Amendment (the “Second Pennington Amendment”) to the Employment Agreement dated as of December 27, 2012, as amended by Amendment No. 1 dated as of September 6, 2013.  Pursuant to the Second Pennington Amendment, the term of Mr. Pennington’s employment will extend for a period of twelve (12) months, which term will automatically renew for a successive twelve (12) month term on each annual anniversary of the January 1, 2016 effective date, unless the Company provides 90 days’ notice of non-renewal.  In the event the Company terminates Mr. Pennington’s employment upon non-renewal or without cause, or Mr. Pennington terminates his employment for “good reason,” independent of a “change of control” (in each case as previously defined in Mr. Pennington’s employment agreement), Mr. Pennington would be entitled to any base salary earned but not yet paid and a severance payment in an amount equal to six (6) months of his annual base salary.  If a “change of control” occurs and the Company (or its successor) terminates the employment of Mr. Pennington without cause during the one-year period following the close of the change of control event (a double-trigger arrangement) or Mr. Pennington terminates his employment for “good reason,” Mr. Pennington would be entitled to receive a payment equal to two (2) years of annual base salary.

Effective January 16, 2016, the Company and Mr. Pennington entered into a Third Amendment to the Employment Agreement (the “Third Pennington Amendment”).  Pursuant to the Third Pennington Amendment, any severance payments to Mr. Pennington will be determined by applying his base salary immediately preceding the implementation of the salary reduction described under “Reductions in Cash Compensation” below, and such salary reduction is excluded from the definition of “good reason” set forth in Mr. Pennington’s employment agreement.  The Third Pennington Amendment also provides that Mr. Pennington may act as an independent third-party consultant to another company or board of directors.

Copies of the Second Pennington Amendment and the Third Pennington Amendment attached hereto as Exhibits 10.3 and 10.4, respectively.

Employment Agreement and Amendment with Lee M. Shumway

On January 16, 2016, the Company and Lee M. Shumway, the Company’s Chief Financial Officer, entered into an Employment Agreement (the “Shumway Agreement”).  Pursuant to the Shumway Agreement, Mr. Shumway will serve as the Company’s Chief Financial Officer for a term of twelve (12) months, which term will automatically renew for a successive twelve (12) month term on each annual anniversary of the January 1, 2016 effective date, unless the Company provides 90 days’ notice of non-renewal.  Mr. Shumway will receive an annual base salary of $275,750, subject to annual review and adjustment by the Board, and will be eligible to receive incentive cash awards and equity-based incentive awards, and to participate in retirement, health and welfare benefits offered by the Company.  In the event the Company terminates Mr. Shumway’s employment upon non-renewal or without cause, or Mr. Shumway terminates his employment for “good reason,” independent of a “change of control” (in each case as defined in Mr. Shumway’s employment agreement, consistent with the definitions in the employment agreements with Messrs. Hansen and Pennington), Mr. Shumway would be entitled to any base salary earned but not yet paid and a severance payment in an amount equal to six (6) months of his annual base salary.  If a “change of control” occurs and the Company (or its successor) terminates the employment of Mr. Shumway without cause during the one-year period following the close of the change of control event (a double-trigger arrangement) or Mr. Shumway terminates his employment for “good reason,” Mr. Shumway would be entitled to receive a payment equal to two (2) years of annual base salary.  Each of the described severance payments is subject to execution of a binding termination release and confidentiality, non-competition, and non-solicitation covenants.

Effective January 16, 2016, the Company and Mr. Shumway entered into a First Amendment to Employment Agreement (the “Shumway Amendment”).  Pursuant to the Shumway Amendment, any severance payments to Mr. Shumway will be determined by applying his base salary immediately preceding the implementation of the salary reduction described under “Reductions in Cash Compensation” below, and such salary reduction is excluded from the definition of “good reason” set forth in Mr. Shumway’s employment agreement.

Copies of the Shumway Agreement and the Shumway Amendment are attached hereto as Exhibits 10.5 and 10.6, respectively.

Employment Agreement and Amendment with R. Scott Roswell

On January 16, 2016, the Company and R. Scott Roswell, the Company’s Chief Legal Officer, entered into an Employment Agreement (the “Roswell Agreement”).  Pursuant to the Roswell Agreement, Mr. Roswell will serve as the Company’s Chief Legal Officer for a term of twelve (12) months, which term will automatically renew for a successive twelve (12) month term on each annual anniversary of the January 1, 2016 effective date, unless the Company provides 90 days’ notice of non-renewal.  Mr. Roswell will receive an annual base salary of $265,750, subject to annual review and adjustment by the Board, and will be eligible to receive incentive cash awards and equity-based incentive awards, and to participate in retirement, health and welfare benefits offered by the Company.  In the event the Company terminates Mr. Roswell’s employment upon non-renewal or without cause, or Mr. Roswell terminates his employment for “good reason,” independent of a “change of control” (in each case as defined in Mr. Roswell’s employment agreement, consistent with the definitions in the employment agreements with Messrs. Hansen and Pennington), Mr. Roswell would be entitled to any base salary earned but not yet paid and a severance payment in an amount equal to six (6) months of his annual base salary.  If a “change of control” occurs and the Company (or its successor) terminates the employment of Mr. Roswell without cause during the one-year period following the close of the change of control event (a double-trigger arrangement) or Mr. Roswell terminates his employment for “good reason,” Mr. Roswell would be entitled to receive a payment equal to two (2) years of annual base salary.  Each of the described severance payments is subject to execution of a binding termination release and confidentiality, non-competition, and non-solicitation covenants.

Effective January 16, 2016, the Company and Mr. Roswell entered into a First Amendment to Employment Agreement (the “Roswell Amendment”).  Pursuant to the Roswell Amendment, any severance payments to Mr. Roswell will be determined by applying his base salary immediately preceding the implementation of the salary reduction described under “Reductions in Cash Compensation” below, and such salary reduction is excluded from the definition of “good reason” set forth in Mr. Roswell’s employment agreement

Copies of the Roswell Agreement and the Roswell Amendment are attached hereto as Exhibits 10.7 and 10.8, respectively.

Reductions in Cash Compensation

Effective January 16, 2016, the Company’s Board of Directors (the “Board”) conditionally approved temporary salary reductions until the Vesting Date (as defined below) is achieved for certain employees of the Company, including Messrs. Hansen, Pennington,

Shumway and Roswell (the “Covered Executives”).  The salary reductions for the Covered Executives are as follows:

Name	Previous Base Salary	Percentage Reduction	New Base Salary

Bruce D. Hansen	$550,000	25%	$412,500
Robert I. Pennington	$297,000	20%	$237,500
Lee M. Shumway	$275,750	15%	$234,388
R. Scott Roswell	$265,750	15%	$225,888

Approval of New Personnel Retention Program

Effective January 16, 2016, the Compensation Committee of the Board approved a new personnel retention program (the “Program”) for the Covered Executives.  The Program includes restricted stock unit (“RSU”) grants in the amounts listed below for the Covered Executives who remain with the company through the earliest to occur of a financing plan for the Mt. Hope Project approved by the Board, a Change of Control (as defined in the employment agreements between the Company and each of the Covered Executives); involuntary termination (absent cause); or January 16, 2017 (the “Vesting Date”):

Name	RSUs

Bruce D. Hansen	120,000
Robert I. Pennington	100,000
Lee M. Shumway	80,000
R. Scott Roswell	80,000

The RSUs will vest on the Vesting Date.

As a condition to receipt of the RSU grants, each of the Covered Executives executed a new Stay Incentive Agreement with the Company, covering the period from January 15, 2016 through January 16, 2017.  Copies of the Stay Incentive Agreements are attached hereto as Exhibits 10.9, 10.10, 10.11 and 10.12.

The Program also includes retention RSU grants for senior managers and cash stay incentives for other employees.

Item 9.01                                           Financial Statements and Exhibits

(d)                                 Exhibits

Exhibit No.	Description

10.1	Second Amendment to Amended and Restated Employment Agreement dated effective January 1, 2016, by and between General Moly, Inc. and Bruce D. Hansen.
10.2	Third Amendment to Amended and Restated Employment Agreement dated effective January 16, 2016, by and between General Moly, Inc. and Bruce D. Hansen.
10.3	Second Amendment to Employment Agreement dated effective January 1, 2016, by and between General Moly, Inc. and Robert I. Pennington.
10.4	Third Amendment to Employment Agreement dated effective January 16, 2016, by and between General Moly, Inc. and Robert I. Pennington.
10.5	Employment Agreement dated as of January 16, 2016, by and between General Moly, Inc. and Lee M. Shumway.
10.6	First Amendment to Employment Agreement dated effective January 16, 2016, by and between General Moly, Inc. and Lee M. Shumway.
10.7	Employment Agreement dated as of January 16, 2016, by and between General Moly, Inc. and R. Scott Roswell.
10.8	First Amendment to Employment Agreement dated effective January 16, 2016, by and between General Moly, Inc. and R. Scott Roswell.
10.9	Stay Incentive Agreement dated as of January 16, 2016, by and between General Moly, Inc. and Bruce D. Hansen.
10.10	Stay Incentive Agreement dated as of January 16, 2016, by and between General Moly, Inc. and Robert I. Pennington.
10.11	Stay Incentive Agreement dated as of January 16, 2016, by and between General Moly, Inc. and Lee M. Shumway.
10.12	Stay Incentive Agreement dated as of January 16, 2016, by and between General Moly, Inc. and R. Scott Roswell.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOLY, INC.

Dated: January 21, 2016	By:	/s/ Lee M. Shumway
Lee M. Shumway
Chief Financial Officer